UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	0-1790 (Commission File Number)	63-0180720 (I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED OCTOBER 28, 2004
EX-99.2 PRESS RELEASE DATED OCTOBER 27, 2004

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, Russell Corporation issued a press release announcing its results of operations and financial condition for the fiscal 2004 Third Quarter. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 27, 2004, Russell Corporation issued a press release announcing the October 27, 2004 election of Rebecca C. Matthias to the Board of Directors. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

     There have been no transactions since the beginning of Russell Corporation’s 2003 fiscal year, or proposed transactions, to which Russell or any of its subsidiaries was or is to be a party, in which Ms. Matthias had or is to have a direct or indirect material interest.

     As of the date of this Current Report, the Russell Corporation Board of Directors has not determined to which of its committees Ms. Matthias may be named.

Item 9.01. Financial Statements and Exhibits.

(c) See exhibit index.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION
October 28, 2004	By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman
Senior Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Russell Corporation dated October 28, 2004, regarding third quarter financial results
99.2	Press Release of Russell Corporation dated October 27, 2004, regarding election of a director